 ------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                          July 16, 2002 (July 16, 2002)


                            STERLING BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


          Texas                       0-20750                    74-2175590
State of Incorporation or      Commission File Number          I.R.S. Employer
      Organization                                            Identification No.


    2550 North Loop West, Suite 600
           Houston, Texas                                           77092
Address of Principal Executive Offices                           (Zip Code)

                                 (713) 466-8300
                         Registrant's telephone number,
                               including area code



 ------------------------------------------------------------------------------

Item 5.  Other Information

         On July 16, 2002, Sterling Bancshares, Inc. ("Sterling Bancshares") announced that it had executed a Purchase and Assumption Agreement with James Wilson, which provides for, and sets forth the terms and conditions of, the divesture of Sterling Bancshares' Carrizo Springs, Crystal City and Pearsall offices to an investor group headed by James Wilson and Ben Briscoe, currently the Chief Executive Officers of the offices to be divested. A copy of Sterling Bancshares' press release announcing the execution of the Purchase and Assumption Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)      None.

(b)      None

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1      Press release dated July 16, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STERLING BANCSHARES, INC.



Dated:  July 16, 2002                By:   /s/ Eugene S. Putnam, Jr.
                                        ------------------------------------
                                         Eugene S. Putnam, Jr.
                                         Executive Vice President and
                                         Chief Financial Officer